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                                                                   EXHIBIT 10.21



                      ENDO PHARMACEUTICALS HOLDINGS INC.

                        1997 Employee Stock Option Plan
                        -------------------------------

          1.   Purpose. The purpose of this 1997 Employee Stock Option Plan
               -------
(the "Plan") is to advance the interests of Endo Pharmaceuticals Holdings Inc., a Delaware corporation (the "Company"), by affording certain directors, officers, employees, consultants and agents of the Company and its subsidiaries an opportunity to acquire a proprietary interest in the Company and thus to stimulate in such persons increased personal interest in the success and future growth of the Company.

          2.   Definitions.
               -----------

          "Acquiring Person" shall mean, with reference to the transactions
           ----------------
referred to in Section 12(a), (i) the continuing or surviving entity of a consolidation or merger with the Company (if other than the Company), (ii) the transferee of all or substantially all of the assets of the Company, (iii) the parent entity of any corporation consolidating with or merging into the Company in a consolidation or merger in connection with which the Class A Common Stock is changed into or exchanged for stock or other securities of any other Person (including such parent entity) or cash or any other property if the Company becomes a subsidiary of such entity, or (iv) in the case of a capital reorganization or reclassification or in any case in which the Company is a surviving corporation in a merger not described in clause (i) or (iii) above, the Company.

          "Affiliate" shall mean, with respect to a specified person, a person
           ---------
that directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the person specified.

          "Board" shall mean the Board of Directors of the Company.
           -----

          "Business Day" shall mean any day other than a Saturday or a Sunday or
           ------------
a day on which commercial banking institutions in the City of New York are authorized by
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law to be closed. Any reference herein to "days" (unless Business Days are specified) shall mean calendar days.

          "Class A Common Stock" shall mean the Class A Common Stock, par value
           --------------------
$0.01 per share, of the Company, such term to include any stock into which such Class A Common Stock shall have been changed or any stock resulting from any reclassification of such Class A Common Stock.

          "Class A Option" shall mean an option to purchase a number of shares
           --------------
of Class A Common Stock, as specified in an option agreement, identified as a "Class A Option," which shall be subject to the exercise and termination provisions set forth in Section 8(a) hereof.

          "Class B Option" shall mean an option to purchase a number of shares
           --------------
of Class A Common Stock, as specified in an option agreement, identified as a "Class B Option," which shall be subject to the exercise and termination provisions set forth in Section 8(b) hereof.

          "Class C Options" shall mean, collectively, Class C1 Options, Class C2
           ---------------
Options, Class C3 Options, Class C4 Options, Class C5 Options and Class C6 Options.

          "Class C1 Option" shall mean an option to purchase a number of shares
           ---------------
of Class A Common Stock, as specified in an option agreement, identified as a "Class C1 Option," which shall be subject to the exercise and termination provisions set forth in Section 8(c) hereof.

          "Class C2 Option" shall mean an option to purchase a number of shares
           ---------------
of Class A Common Stock, as specified in an option agreement, identified as a "Class C2 Option," which shall be subject to the exercise and termination provisions set forth in Section 8(c) hereof.

          "Class C3 Option" shall mean an option to purchase a number of shares
           ---------------
of Class A Common Stock, as specified in an option agreement, identified as a "Class C3 Option," which shall be subject to the exercise and termination provisions set forth in Section 8(c) hereof.

          "Class C4 Option" shall mean an option to purchase a number of shares
           ---------------
of Class A Common Stock, as specified in an option agreement, identified as a "Class

C4 Option," which shall be subject to the exercise and termination provisions set forth in Section 8(c) hereof.

          "Class C5 Option" shall mean an option to purchase a number of shares
           ---------------
of Class A Common Stock, as specified in an option agreement, identified as a "Class C5 Option," which shall be subject to the exercise and termination provisions set forth in Section 8(c) hereof.

          "Class C6 Option" shall mean an option to purchase a number of shares
           ---------------
of Class A Common Stock, as specified in an option agreement, identified as a "Class C6 Option," which shall be subject to the exercise and termination provisions set forth in Section 8(c) hereof.

          "Closing Date" shall mean the closing date of the asset purchase
           ------------
transaction contemplated by the Asset Purchase Agreement, dated as of June 27, 1997, by and among The DuPont Merck Pharmaceutical Company, a Delaware general partnership, DuPont Merck Pharma, a Delaware general partnership, Endo Laboratories, L.L.C., a Delaware limited liability company and Endo Pharmaceuticals Inc., a Delaware Corporation ("Endo Pharmaceuticals").

          "Common Stock" shall mean the Common Stock, par value $0.01 per share,
           ------------
of the Company, and the Class A Common Stock, such terms to include any stock into which such Common Stock shall have been changed or any stock resulting from any reclassification of such Common Stock.

          "Company" shall have the meaning ascribed to it in Section 1 hereof.
           -------

          "Compelled Sale" shall have the meaning ascribed to such term in
           --------------
Section 12(b) hereof.

          "Credit Agreement" shall mean the Credit Agreement, dated as of
           ----------------
August 26, 1997, among Endo Pharmaceuticals, Chase Manhattan Bank, as Administrative Agent, Chase Securities Inc., as Arranger and the Lenders party thereto.

          "EBITDA" shall have the meaning ascribed to "Consolidated EBITDA" in
           ------
the Credit Agreement.

          "Eligible Person" shall have the meaning ascribed to such term in
           ---------------
Section 5 hereof.

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          "Employee Stockholders Agreement" shall mean the Employee Stockholders
           -------------------------------
Agreement, dated as of December 1, 1997, by and among the Company and the Employee Stockholders (as such term is defined therein).

          "Exercise Notice" shall have the meaning ascribed to such term in
           ---------------
Section 8(a) hereof.

          "Exit Event" shall mean a sale, disposition or transfer (collectively,
           ----------
a "sale") of Common Stock, after which Kelso & Company no longer holds any shares of Common Stock.

          "Exit Value" shall mean, with respect to each share of Common Stock,
           ----------
the value, on the date of an Exit Event, equal to the aggregate value of the consideration received by the holders of the Common Stock (including shares issued as a result of the exercise of Options upon such Exit Event) solely in consideration for the sale or transfer of such shares of Common Stock divided by the total number of shares of Common Stock (including shares issued as a result of the exercise of Options upon such Exit Event) sold (or otherwise transferred) by such holders. The "aggregate value of the consideration" referred to in the preceding sentence shall be determined in good faith by the Board prior to the Exit Event. Subject to the foregoing criteria, any determination made in good faith by the Board as to the Exit Value of each share of Common Stock shall be binding on the Company and all Holders.

          "Fair Market Value" shall have the meaning ascribed to such term in
           -----------------
Section 4.1 of the Employee Stockholders Agreement.

          "Holder" shall mean a person to whom an Option is granted pursuant to
           ------
the Plan.

          "Investor Return" shall mean the aggregate amount in cash which has
           ---------------
been received by Kelso & Company (i) as dividends on the Common Stock and (ii) in consideration for the sale or transfer of the Common Stock (which amount shall exclude any fees that Kelso & Company may receive from the Company) held by Kelso & Company necessary to make the following equation true (after giving effect to any dilution pursuant to the Options):

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     cash distributed in year X following August 26, 1997 greater than or equal to $94,000,000
     --------------------------------------------------------------------------
                                     1.20x

the sum being taken of x years, as x varies from the first year following the Closing Date through the year of the Exit Event.

          "Kelso & Company" shall mean, collectively, KIA V, KEP V and their
           ---------------
permitted transferees.

          "KEP V" shall mean Kelso Equity Partners V, L.P., a Delaware limited
           -----
partnership.

          "KIA V" shall mean Kelso Investment Associates V, L.P., a Delaware
           -----
limited partnership.

          "Options" shall mean, collectively, Class A Options, Class B Options
           -------
and Class C Options.

          "Option Price" shall mean, with respect to any Option, the price per
           ------------
share for which shares of Class A Common Stock may be purchased pursuant to such Option, which initially shall be $100.00 per share, except for the Class C1 Options as to which the Option Price shall be $141.587 per share.

          "Other Securities" shall mean any stock (other than Common Stock) and
           ----------------
other securities of the Company or any other Person (corporate or otherwise) which the Holders of the Options at any time shall be entitled to receive, or shall have received, upon the exercise of the Options, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities.

          "Permitted Transferee" of a Holder shall mean the Company and (A) the
           --------------------
spouses, family members, heirs, executors, administrators, testamentary trustees or legatees or beneficiaries of the Holder and (B) any trust, the beneficiaries of which, or a corporation or partnership, the stockholders or general or limited partners of which, include only the Holder or the spouse or family members of the Holder; provided that each such transferor has obtained the prior
                       --------
written consent of the Company; provided further that the transfer to any such
                                -------- -------

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person is in compliance with all applicable federal, state and foreign securities laws.

          "Person" shall mean a corporation, an association, a partnership, an
           ------
organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

          "Plan" shall have the meaning ascribed to such term in Section 1
           ----
hereof.

          3.   Options Available for Grant Pursuant to the Plan. The Options
               ------------------------------------------------
available for grant pursuant to the Plan shall in no case exceed, in the aggregate, the following quantities:

          (a) in the case of Class A Options, options to purchase 20,842 shares of Class A Common Stock;

          (b) in the case of Class B Options, options to purchase 23,157 shares of Class A Common Stock;

          (c) in the case of Class C1 Options, options to purchase 17,313 shares of Class A Common Stock;

          (d) in the case of Class C2 Options, options to purchase 18,715 shares of Class A Common Stock;

          (e) in the case of Class C3 Options, options to purchase 20,294 shares of Class A Common Stock;

          (f) in the case of Class C4 Options, options to purchase 22,082 shares of Class A Common Stock;

          (g) in the case of Class C5 Options, options to purchase 24,118 shares of Class A Common Stock;

          (h) in the case of Class C6 Options, options to purchase 26,448 shares of Class A Common Stock.

          4.   Reservation of Shares. The Company has reserved, solely for
               ---------------------
issuance and delivery upon exercise of the Options pursuant to this Plan 172,969 shares of Class A Common Stock. All shares of Class A Common Stock (or other Securities) issuable upon exercise of any Options shall be duly authorized and, when issued upon such exercise, shall be validly issued and, in the case of shares, fully paid and nonassessable with no liability on the part of the Holders thereof.

          5.   Grant of Options. Options may be granted to directors, officers,
               ----------------
employees, consultants and agents of the Company and its subsidiaries, from time to time, as determined by the Board (each, an "Eligible Person"). In determining
(i) who shall be an Eligible Person or (ii) grants under the Plan, the Board shall take into account such factors as it shall deem relevant in connection with accomplishing the purposes of the Plan.

          6.   No Right to Employment or Continued Service. Nothing in the Plan
               -------------------------------------------
or in any Option shall confer any right on any Eligible Person to continue in the employ or service of the Company or any of its subsidiaries or shall interfere in any way with the right of the stockholders of the Company to terminate such Eligible Person's employment or service at any time.

          7.   Administration of the Plan. The Plan shall be administered by the
               --------------------------
Board. The Board shall have full power to construe and interpret the Plan, to establish rules for its administration and to grant Options to Eligible
Persons, in each case in accordance with the provisions of the Plan. In addition, the Board may delegate such of its duties under the Plan as may be deemed by the Board to be clerical or ministerial to such delegates as the Board deems appropriate. All actions taken and decisions made by the Board pursuant to the Plan shall be binding and conclusive on all persons interested in the Plan.

          8.   Exercisability of Options.
               -------------------------

          (a)  Class A Options.
               ---------------

               (i) Subject to the acceleration and forfeiture provisions set forth in this Section 8(a), Class A Options shall become exercisable with respect to an equal proportion of the Class A Common Stock subject thereto on each anniversary of the Closing Date, through and until the end of the fifth anniversary of the Closing Date.

               (ii) Subject to Section 10 hereof, Class A Options shall become exercisable in full upon the occurrence of an Exit Event and the right to exercise such Option shall terminate at 12:00 p.m. on the date of the Exit Event. In the event that any Exit Event is contemplated, the Company will mail or deliver to each Holder of such Option at least ten days prior to the date of such Exit Event a notice (an "Exercise Notice") specifying that (x) an Exit Event is contemplated and that upon such Exit Event such Option will become exercisable pursuant to its terms, (y) the date of the contemplated Exit Event and the terms thereof, and (z) such Option shall expire at 12:00 p.m., New York City time, on the date of the Exit Event if not exercised prior thereto.

               (iii) Notwithstanding anything to the contrary herein, in the event that a Holder's employment with the Company or any of its subsidiaries is terminated for any reason, with or without cause, initiated either by the Company or subsidiary or by the Holder, any unexercisable portion of any Class A Option held by such Holder shall expire immediately upon termination. Any portion of any Class A Option exercisable upon termination shall expire on the 90th day after termination of employment of the Holder if unexercised.

               (iv) Notwithstanding anything to the contrary herein, the Board may accelerate the exercisability or delay or postpone the expiration of any outstanding Class A Option at such time and under such circumstances as the Board, in its sole discretion, deems appropriate.

          (b)  Class B Options.
               ---------------

               (i) Subject to the acceleration and forfeiture provisions of set forth in this Section 8(b), Class B Options shall become exercisable after the ninth full fiscal year of the Company after the Closing Date; provided, however, that, in the event that the EBITDA targets set forth on
     Schedule I are achieved for a particular fiscal year by Endo Pharmaceuticals, a portion of such Class B Option equal to the fraction, the numerator of which is one and the denominator of which is the number of fiscal years ending between the date of the grant of such

     Class B Option and end of the fifth full fiscal year of the Company after the Closing date, inclusive, shall become exercisable at the end of such fiscal year of the Company. Notwithstanding the foregoing, in the event that Endo Pharmaceuticals fails to achieve the EBITDA target for a fiscal year, and the portion of a Class B Option with respect to such fiscal year therefore does not become exercisable on an accelerated basis, such portion of such Class B Option will nevertheless become exercisable at the end of a subsequent fiscal year, if Endo Pharmaceuticals exceeds such fiscal year's EBITDA target by a margin which equals or exceeds the shortfall amount for the year in which the EBITDA target was not achieved. Endo Pharmaceuticals' excess over the EBITDA target for subsequent years, for purposes of the Class B Options, shall be treated on a cumulative basis, and applied to portions of the Class B Options in chronological order, such that the portion of Class B Options with respect to the earliest fiscal year in which Endo Pharmaceuticals failed to achieve the EBITDA target would become exercisable first. The Board of Directors of the Company may, in its discretion, delay the acceleration of the exercisability of any fiscal year's portion of Class B Options, or any portion thereof, until the completion of the audited financial statements for the applicable fiscal year, in order to verify the satisfaction of the preceding exercisability requirements.

               (ii) Subject to Section 10 hereof, Class B Options shall become exercisable in full upon the occurrence of an Exit Event and the right to exercise such Option shall terminate at 12:00 p.m. on the date of the Exit Event, provided, however, that in order for such Class B Options to become exercisable pursuant to this clause (ii), either (A) the EBITDA targets for all previous fiscal years must have been achieved by Endo Pharmaceuticals by the date of the Exit Event, either in the contemporaneous fiscal year or in a subsequent fiscal year, or (B) any of the Class C1 Options have become exercisable. In the event that any Exit Event is contemplated, the Company will mail or deliver to each Holder of such Option at least ten days prior to the date of such Exit Event an Exercise Notice specifying that (x) an Exit Event is contemplated and whether such Option will become exercisable pursuant to its terms upon such Exit Event, (y) the date of the contemplated Exit Event and the terms thereof, and (z) such Option shall expire at 12:00 p.m., New York City time, on the date of the Exit Event if not exercised prior thereto.

               (iii) Notwithstanding anything to the contrary herein, in the event that a Holder's employment with the Company or any of its subsidiaries is terminated for any reason, with or without cause, initiated either by the Company or subsidiary or by the Holder, any unexercisable portion of any Class B Option held by such Holder shall expire immediately upon termination. Any portion of any Class B Option exercisable upon termination shall expire on the 90th day after termination of employment of the Holder if unexercised.

               (iv) Notwithstanding anything to the contrary herein, the Board may accelerate the exercisability or delay or postpone the expiration of any outstanding Class B Option at such time and under such circumstances as the Board, in its sole discretion, deems appropriate.

          (c)  Class C Options.
               ---------------

               (i) Class C Options shall be exercisable at any time prior to the expiration of such Option; provided, that, and as a condition to such
                                    --------  ----
     exercise, (w) an Exit Event shall have occurred, (x) the Exit Value of each share of Class A Common Stock shall exceed the amount per share for such Option Class as set forth in Schedule II, (y) Kelso & Company and their Affiliates who own capital stock of the Company shall have achieved the Investor Return and (z) the Holder is a director, officer or employee of the Company or any of its subsidiaries on the date of the Exit Event.

               (ii) Subject to Section 10 hereof, Class C Options shall be exercisable upon the occurrence of an Exit Event and the right to exercise such Options shall terminate at 12:00 p.m. on the date of the Exit Event. In the event that any Exit Event is contemplated and that the conditions in clauses (y) and (z) of the previous paragraph will be satisfied, the Company will mail or deliver to each Holder of such Option at least ten days prior to the date of such Exit Event an Exercise Notice specifying that (i) an Exit Event is contemplated and that upon such Exit Event such Option will become exercisable pursuant to its terms, (ii) the date of the contemplated Exit Event and the terms thereof, and (iii) such Option shall expire at 12:00 p.m., New York City time, on the date of the Exit Event if not exercised prior thereto.

               (iii) Notwithstanding anything to the contrary herein, in the event that a Holder's employment with the Company or any of its subsidiaries is terminated prior to an Exit Event for any reason, with or without cause, initiated either by the Company or subsidiary or by the Holder, any Class C Option held by such Holder shall expire immediately upon termination.

          9.   Manner of Exercise.
               ------------------

          (a) Each Option shall further state the terms and conditions of the Option (including the conditions to exercisability thereof) and the Option Price. An Option may be exercised, subject to this Section 9, for any or all whole number of shares which have become purchasable under such Option. To the extent necessary upon the exercise of an Option, the Company shall round each fractional share issuable upon such exercise up to the next whole number.

          (b) Subject to the terms and conditions set forth in this Plan (including the conditions to exercisability thereof), an Option may be exercised by the Holder during normal business hours on any Business Day, by surrender of the Option to the Company at its principal office, accompanied by a subscription, in cash or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying (x) the number of shares of Class A Common Stock designated in such subscription (up to the amount of shares which such Holder is entitled to receive at such time upon exercise of the Option) by (y) the Option Price. A Holder may elect to pay all or a portion of the aggregate subscription price by tendering shares of Class A Common Stock with a Fair Market Value equal to aggregate subscription price; provided, however,
                                                         --------  -------
that such Holder must have owned such tendered shares of Class A Common Stock continuously through such exercise date for a period of a least six months. With respect to Class C Options, a Holder may elect to pay all or a portion of the aggregate subscription price by having shares of Class A Common Stock with a Fair Market Value equal to aggregate subscription price withheld by the Company.

          (c) Each exercise of an Option shall be deemed to have been effected immediately prior to the close of business on the Business Day on which an Option shall have been surrendered to the Company, and at such time the Person or Persons in whose name or names any certificate or certificates for shares of Class A Common Stock (or Other Securities) shall be issuable upon such exercise shall be deemed to have become the Holder or Holders of record thereof.

          (d) The Company at its expense shall deliver to the relevant Holder (or as such Holder may direct pursuant to the Option) a certificate or certificates representing shares of the Class A Common Stock so purchased as soon as reasonably practicable, but in any event within five Business Days, after receipt of such notice. Each such certificate shall bear the legend required by the Employee Stockholders Agreement to the effect that there are restrictions on the transfer of shares of Class A Common Stock.

          (e) In the event that such exercise is in part only, the Company shall deliver a new Option of the same Class and tenor, calling in the aggregate on the face thereof for the number of shares of Class A Common Stock equal to the number of such shares which such Holder would be entitled to receive at such time upon exercise of this Option, after giving effect to such recent exercise.

          (f) Notwithstanding anything to the contrary in the Plan, in no event may any Option be exercised prior to the time at which the Option becomes exercisable (as set forth in the Option) or after the expiration of such Option, and each Option shall terminate upon the terms set forth in Sections 8 and 10 hereof.

          (g) If, at any time, the Board shall determine, in its sole discretion, that the listing, registration or qualification of the shares of Class A Common Stock upon any securities exchange or under any applicable securities laws, or the consent or approval of any governmental or self-regulatory agency or body, is necessary or reasonably desirable as a condition of, or in connection with, the issue or purchase of the shares of Class A Common Stock under any Option, such Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions unacceptable to the Board.

          10.  Expiration of Options. Notwithstanding the provisions of Section
               ---------------------
8 above, the Options will expire no later than the end of the fifteenth fiscal year of the Company; provided, however, that in the event that any shares of Class A Common Stock have been sold to the public pursuant to an effective registration statement, other than a registration statement on Form S-4 or S-8 or any successor forms under the Securities Act of 1933, as amended, the Options will expire no later than on the tenth anniversary of the Closing Date. Any outstanding unexercised Option, or portion thereof, shall be forfeited, whether or not exercisable, upon the expiration of such Option.

          11.  Adjustment of Number of Shares of Class A Common Stock Issuable
               ---------------------------------------------------------------
Upon Exercise. The number and kind of shares of Class A Common Stock purchasable
-------------
upon the exercise of Options shall be subject to adjustment from time to time as follows:

          (a)  Stock Dividends; Stock Splits; Reverse Stock Splits. In case the
               ---------------------------------------------------
Company shall (i) pay a dividend or make any other distribution with respect to its Class A Common Stock in shares of its capital stock, (ii) subdivide its outstanding Class A Common Stock, or (iii) combine its outstanding Class A Common Stock into a smaller number of shares, the number of shares of Class A Common Stock issuable upon exercise of the Options immediately prior to the record date for such dividend or distribution or the effective date of such subdivision or combination shall be adjusted so that the Holder of the Options shall thereafter be entitled to receive the kind and number of shares of Class A Common Stock or other securities of the Company that such Holder would have owned or have been entitled to receive after the happening of any of the events described above, had such Options been exercised immediately prior to the happening of such event or any record date with respect thereto. An adjustment made pursuant to this
Section 11 shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

          (b)  No Adjustment for Dividends; No Adjustment of Option Price.
               ----------------------------------------------------------
Except as otherwise provided in this Section 11, no adjustment in respect of any dividends declared and paid on Class A Common Stock, or on any other capital stock of the Company, shall be made during the term of an Option or upon the exercise of an Option. Notwithstanding anything to the contrary contained in this Plan, in the event of any adjustments to Options pursuant to this Section 11, adjustments shall be made solely to the number and kind of securities purchasable upon the exercise of Options and no adjustments shall be made to the Option Price.

          (c)  Other Adjustments. In the event that at any time, as a result of
               -----------------
an adjustment made pursuant to this Section 11, the registered Holders shall become entitled to receive any securities of the Company other than shares of Class A Common Stock, thereafter the number of such other securities so receivable upon exercise of the Options shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares of Class A Common Stock contained in this Section 11.

          (d)  Notice of Adjustment. Whenever the number of shares of Class A
               --------------------
Common Stock purchasable upon the exercise of an Option is adjusted, as herein provided, the Company shall give Notice to each Holder of such adjustment or adjustments.

          12.  Purchase Rights Upon Merger, Consolidation, etc.
               -----------------------------------------------

          (a) In the event of any consolidation of the Company with or merger of the Company with or into another corporation or in case of any sale, transfer or lease to another corporation of all or substantially all the assets of the Company, the Acquiring Person shall execute an agreement that each Holder shall have the right thereafter (whether or not the Option is then exercisable by its terms) upon payment of the Option Price in effect immediately prior to such action to purchase upon exercise of the Option the kind and amount of securities, cash or other assets which such Holder would have owned or have been entitled to receive after the happening of such consolidation, merger, sale, transfer or lease had such Option been exercised immediately prior to such action; provided that no
                                                             --------
adjustment in respect of dividends, interest or other income on or from such shares or other securities and property shall be made during the term of an Option or upon the exercise of an Option. The Company shall mail by first class mail, postage prepaid, to each Holder, notice of the execution of any such agreement (including a copy thereof). Such agreement shall provide for adjustments, which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 12. The provisions of this Section 12 shall similarly apply to successive consolidations, mergers, sales, transfers or leases. The Acquiring Person shall mail to Holders a notice describing any supplemental Option Agreement. In the event that this Section 12 shall be applicable, the provisions of Section 11(a) shall not be applicable.

          (b) The Company shall have the right to compel the Holder of an Option to sell such Option in the event of a sale of all or substantially all of the Company to a third party, whether pursuant to a sale of capital stock of the Company, merger, consolidation, sale of assets or similar transaction (any such sale, a "Compelled Sale"). In the event that the Company determines to exercise its right to a Compelled Sale, it shall mail to Holders written notice of such event, and Holders shall be entitled to receive from the Company an amount equal to (i) the then Exit Value (or, if inapplicable, the fair market value as determined by the Board of Directors of the Company acting in good faith) per share of Class A Common Stock minus the Option Price, multiplied by the number of shares of Class A Common Stock issuable upon the exercise of the Option, plus
(ii) the fair market value (as determined by the Board of Directors of the Company acting in good faith) of any Other Securities issuable upon the exercise of the Option, if any.

                  13. Employee Stockholders Agreement. Notwithstanding anything
                      -------------------------------
in the Plan to the contrary, all shares of Class A Common Stock issued upon the exercise of Options shall be subject to all terms and conditions set forth in the Employee Stockholders Agreement. As a condition to the exercise of any Option, each Holder shall be required to execute and deliver to the Company (i) an executed copy of the Employee Stockholders Agreement, in the form in effect at the time of such exercise, if such Holder had not previously done so and (ii) such written representations and other documents as may be necessary or reasonably desirable, in the opinion of the Board, for purposes of compliance with federal or state securities or other laws. For purposes of the Employee Stockholders Agreement, each Holder shall be deemed to be a "Employee Stockholder."

                  14. Restrictions on Transfer.
                      ------------------------

                  (a)  Restrictive Legend. Except as otherwise permitted by this
Section 14 each Option (including each Option issued upon the transfer of any option) shall be stamped or otherwise imprinted with a legend in substantially the following form:

         "This Option and any shares acquired upon the exercise of this option have not been registered under the Securities Act of 1933, as amended, and may not be transferred, sold or otherwise disposed of except while a registration under such Act is in effect or pursuant to an exemption therefrom under such Act and in all cases in compliance with all applicable state securities laws, and in any event may not be transferred to any party other than a Permitted Transferee as defined in this Option."

                  (b) Restrictions on Transfer. Each Holder, by acceptance of an Option, shall acknowledge and agree that such Option may not be sold, assigned, transferred, exchanged, mortgaged, pledged or granted a security interest in, or otherwise disposed of or encumbered by or to any party other than by or to a Permitted Transferee.

                  15. Registration and Transfer of Options, etc.
                      -----------------------------------------

                  (a)  Option Register; Ownership of Options. The Company will
                       -------------------------------------
keep at its principal office a register in which the Company will provide for the registration of Options and the registration of transfers of Options. The Company may treat the Person in whose name any Option is registered on such register as the owner thereof for all other purposes, and the Company shall not be affected by any notice to the contrary, except that, if and when any Option is accompanied by an instrument of assignment in a form acceptable to the Company, the Company may (but shall not be obligated to) treat the bearer thereof as the owner of such Option for all purposes. Subject to Section 14(b) hereof, an Option, if properly assigned, may be exercised by a new Holder without a new Option first having been issued.

                  (b)  Transfer and Exchange of Options. Upon surrender of any
                       --------------------------------
Option for registration of transfer or for exchange to the Company at its principal office, the Company at its expense will (subject to compliance with Section 14(b) hereof, if applicable) execute and deliver in exchange therefor a new Option or Options of the same Class and tenor, in the name of such Holder or as such Holder (upon payment by such holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Class A Common Stock called for on the face or faces of the Option or Options so surrendered.

                  (c)  Replacement of Options. Upon receipt of evidence
                       ----------------------
reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Option and, in the case of any such loss, theft or destruction of any Option, upon delivery of an indemnity bond in such reasonable amount as the Company may determine (or, at the sole option of the Company, of an indemnity agreement reasonably satisfactory to the Company), or, in the case of any such mutilation, upon the surrender of such Option for cancellation to the Company at its principal office, the Company at its expense will execute and deliver, in lieu thereof, a new Option of the same Class and tenor.

                  16. Rights as Option Holders of Shares. Neither the Holder of
                      ----------------------------------
an Option nor any Permitted Transferees shall have any rights as a stockholder of the Company (including, without limitation, any right to vote or to receive dividends or to consent or to receive notice as a stockholder in respect of any meeting of stockholders for the election of directors of the Company or any other matter, or any right whatsoever as a stock holder of the Company (except for those notices and other matters expressly set forth under the Plan or in the Option)). An Option does not impose any obligation on a Holder or any of its Permitted Transferees to purchase any securities or impose any liabilities on a Holder as a stockholder of the Company, whether such obligation or liabilities are asserted by the Company or by creditors of the Company.

                  17. Withholding. The Company shall have the right to require a
                      -----------
Holder or other person entitled to receive shares of Class A Common Stock upon the exercise of Options under the Plan to pay to the Company the amount which the Company is or will be required to with hold with respect to the issuance of such shares in order for the Company to pay taxes or to claim an income tax deduction with respect to the issuance of such shares. In lieu of a portion of such payment equal to the amount of the minimum tax withholding, the Company may retain, at the discretion of the Board, a sufficient number of such shares (valued at the Fair Market Value thereof) to cover the amount equal to the minimum tax withholding. A Holder, however, may elect to pay to the Company all or a portion of the total amount the Company is required to withhold by tendering shares of Class A Common Stock with a Fair Market Value equal to the amount the Company is required to withhold; provided, however, that such Holder must have owned such tendered shares of Class A Common Stock continuously through the date of issuance (or lapse) for a period of a least six months. With respect to Class C Options, a Holder may elect to pay to the Company all or a portion of the total amount the Company is required to withhold by having shares of Class A Common Stock with a Fair Market Value equal to the amount the Company is required to withhold withheld by the Company.

                  18. Liability. The Company, and not the Board, or any member
                      ---------
thereof, shall be liable for any and all claims made against the Company or the Board in connection with the Plan or any Option.

                  19. Legal Requirements.  (a) The Company shall be responsible
                      ------------------
and shall pay for any transfer,
revenue or documentary stamps with respect to shares of Class A Common Stock issued upon the exercise of Options granted under the Plan (other than any transfer tax applicable to a transfer to a Permitted Transferee which shall be payable by a Holder).

                  (b) The Company shall not be required to issue a certificate or certificates for shares upon the exercise of any Option if such issuance would result in a violation of any federal or state securities or other laws. The Company agrees to use its reasonable efforts to clear the legal impediment as soon as possible.

                  20. Amendment and Termination of the Plan. The Board may at
                      -------------------------------------
any time and from time to time alter, amend, suspend, or terminate the Plan in whole or in part. Notwithstanding the foregoing, no amendment, suspension or termination shall affect adversely any of the rights of any Holder, without such Holder's consent, under any Option theretofore granted under the Plan.

                  21. Nonqualified Stock Options. Options granted hereby shall
                      --------------------------
be treated as nonqualified stock options under the Internal Revenue Code.

                  22. Effective Date. The Plan shall take effect upon its
                      --------------
adoption by the Board.

                  23. Interpretations. Except as otherwise expressly provided in
                      ---------------
the Plan, the following rules of interpretation apply to the Plan and each
Option: (i) the singular includes the plural and the plural includes the singular; (ii) "include" and "including" are not limiting and "or" is not exclusive; (iii) a reference to any agreement or other contract includes permitted supplements and amendments; (iv) a reference to a law includes any amendment or modification to such law and any rules or regulations issued thereunder; and (v) a reference to any person, corporation or other entity includes its permitted successors and assigns.

                  24. GOVERNING LAW. THE PLAN AND ANY AND ALL OPTIONS SHALL BE
                      -------------
CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF DELAWARE, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

                                  SCHEDULE I


            ENDO PHARMACEUTICALS EBITDA TARGETS FOR CLASS B OPTIONS


Fiscal Year                       EBITDA Target

   1998                          $ 43.0 million
   1999                          $ 60.0 million
   2000                          $ 80.0 million
   2001                          $100.0 million
   2002                          $120.0 million

                                  SCHEDULE II


                    EXIT VALUE TRIGGERS FOR CLASS C OPTIONS

                                             Exit Value
Option Class                                  per Share
------------                                 -----------
    C1                                           $300
    C2                                           $400
    C3                                           $500
    C4                                           $600
    C5                                           $700
    C6                                           $800